SUPPLEMENT DATED DECEMBER 10, 2007
                      TO THE PROSPECTUS DATED MARCH 1, 2007
                                       OF
                    TEMPLETON FOREIGN SMALLER COMPANIES FUND

The first seven paragraphs, including the portfolio manager line-up, under the "Management" section on page 13 are replaced with the following:

MANAGEMENT

Franklin Templeton Investments Corp. (FTIC), 200 King Street West, Suite 1500, Toronto, Ontario, Canada M5H 3T4, serves as the Fund's investment manager pursuant to an Interim Investment Management Agreement approved by the Fund's Board of Trustees at a meeting held on September 18, 2007. Pursuant to the terms of the Interim Investment Management Agreement, FTIC will serve as investment manager for a term not to exceed 150 days unless shareholders approve a new Investment Management Agreement with FTIC at a meeting called for that purpose. With the exception of its effective and termination dates, the Interim Investment Management Agreement contains essentially the same terms and conditions as the previous investment management agreement with Franklin Advisers, Inc.

Under an Interim Sub-advisory Agreement with FTIC, Templeton Investment Counsel, LLC (Investment Counsel) 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, is the Fund's sub-advisor. Investment Counsel provides FTIC with investment management advice and assistance.

The Fund is managed by a team of dedicated professionals focused on global investments of issuers outside the U.S. The portfolio managers of the team are as follows:

BRADLEY RADIN CFA(R)(1) SENIOR VICE PRESIDENT/PORTFOLIO MANAGER - RESEARCH ANALYST OF FTIC
Mr. Radin has been a manager of the Fund since September 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1995.

HARLAN HODES PORTFOLIO MANAGER OF INVESTMENT COUNSEL
Mr. Hodes has been a manager of the Fund since December 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2001.

CYNTHIA L. SWEETING CFA(R)(1) EXECUTIVE VICE PRESIDENT OF INVESTMENT COUNSEL Ms. Sweeting has been a manager of the Fund since 2000, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

1. CFA(R) and Chartered Financial Analyst(R) are trademarks owned by CFA Institute.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays FTIC a fee for managing the Fund's assets. For the fiscal year ended October 31, 2006, the Fund paid 0.89% of its average daily net assets to Franklin Advisers, Inc. (Advisers), as manager, for its services. Effective September 18, 2007, FTIC began managing the Fund and it will receive the same fee for managing the Fund's assets as Franklin Advisers, Inc.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund with Advisers is available in the Fund's semiannual report to shareholders for the six-month period ended April 30.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.